UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 30, 2019

New Media Investment Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-36097	38-3910250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1345 Avenue of the Americas
New York, NY 10105
212-479-3160
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	NEWM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01          Other Events.

As previously disclosed, on August 5, 2019, New Media Investment Group Inc. (“New Media”) entered into an Agreement and Plan of Merger with Gannett Co., Inc. (“Gannett”), Arctic Holdings LLC, a wholly owned subsidiary of New Media (“Intermediate HoldCo”), and Arctic Acquisition Corp., a wholly owned subsidiary of Intermediate HoldCo (“Merger Sub”), pursuant to which Merger Sub will merge with and into Gannett with Gannett surviving the merger as a wholly owned subsidiary of Intermediate HoldCo and an indirect wholly owned subsidiary of New Media (the “Merger”).

On September 30, 2019, New Media issued a press release announcing the details for the special meeting of its shareholders to, among other things, consider and vote on a proposal to approve the Merger. A copy of the press release is furnished herewith as Exhibit 99.1, which is incorporated herein by reference.

No Offer or Solicitation

This communication is neither an offer to sell, nor a solicitation of an offer to buy, any securities in any jurisdiction pursuant to or in connection with the proposed transaction or otherwise, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Cautionary Statement Regarding Forward-Looking Statements

Certain statements in this communication may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include all statements that are not historical facts, including, among other things, statements regarding the expected timetable for completing the proposed transaction between New Media and Gannett. Words such as “anticipate(s),” “expect(s),” “intend(s),” “plan(s),” “target(s),” “project(s),” “believe(s),” “will,” “aim(s),” “would,” “seek(s),” “estimate(s)” and similar expressions are intended to identify such forward-looking statements.

Forward-looking statements are based on New Media’s current expectations and beliefs, and New Media cannot give any assurance that its expectations or beliefs will be attained. These forward-looking statements and are not a guarantee of future performance and are subject to a number of known and unknown risks, uncertainties and other factors that could cause actual results or events to differ, possibly materially, from the expectations or estimates reflected in such forward-looking statements, including, among others:

•	the parties’ ability to consummate the proposed transaction and to meet expectations regarding the timing and completion of the proposed transaction;

•
the satisfaction or waiver of the conditions to the completion of the proposed transaction, including the receipt of the required approval of New Media’s stockholders and Gannett’s stockholders with respect to the proposed transaction and the receipt of regulatory clearances required to consummate the proposed transaction, in each case, on the terms expected or on the anticipated schedule;

•	the risk that the parties may be unable to achieve the anticipated benefits of the proposed transaction, including synergies and operating efficiencies, within the expected time-frames, or at all;

•
the risk that the committed financing necessary for the consummation of the proposed transaction is unavailable at the closing, and that any replacement financing may not be available on similar terms, or at all;

•	the risk that the businesses will not be integrated successfully or that integration may be more difficult, time-consuming or costly than expected;

•
the risk that operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) may be greater than expected following the proposed transaction;

•	general economic and market conditions;

•	the retention of certain key employees; and

•	the combined company’s ability to grow its digital marketing and business services initiatives, and grow its digital audience and advertiser base.

Additional risk factors that could cause actual results to differ materially from expectations include, but are not limited to, the risks identified by New Media in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, as well as the risks identified in the registration statement on Form S-4 (the “Registration Statement”) filed by New Media on August 29, 2019. All forward-looking statements speak only as of the date on which they are made. Except to the extent required by law, New Media expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or change in events, conditions or circumstances on which any statement is based.

Additional Information and Where to Find It

This communication may be deemed to be solicitation material in respect of the proposed transaction between New Media and Gannett. The proposed transaction will be submitted to New Media’s stockholders and Gannett’s stockholders for their consideration. In connection with the proposed transaction, on August 29, 2019, New Media filed with the SEC the Registration Statement, which includes a preliminary prospectus with respect to shares of New Media’s common stock to be issued in the proposed transaction and a preliminary joint proxy statement for New Media’s stockholders and Gannett’s stockholders (the “Joint Proxy Statement”). These materials are not yet final and will be amended. Each of New Media and Gannett will mail a definitive Joint Proxy Statement to their respective stockholders and file other documents regarding the proposed transaction with the SEC. INVESTORS AND SECURITYHOLDERS OF NEW MEDIA ARE URGED TO CAREFULLY READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The Registration Statement, the Joint Proxy Statement and other relevant materials (when they become available) and any other documents filed or furnished by New Media or Gannett with the SEC may be obtained free of charge at the SEC’s web site, http://www.sec.gov. Copies will also be available at no charge in the “Investor Relations” sections of New Media’s website, www.newmediainv.com, and Gannett’s website, www.gannett.com.

Participants in Solicitation

New Media and Gannett and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the holders of shares of common stock of their respective companies in respect of the proposed transaction. Investors and securityholders may obtain more detailed information regarding the identity of potential participants in the solicitation of proxies, and their direct or indirect interests, in the preliminary Joint Proxy Statement that is included in the Registration Statement New Media filed with the SEC on August 29, 2019, and in the definitive Joint Proxy Statement when it becomes available. You may obtain free copies of these documents using the sources indicated above.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

99.1	Press Release dated September 30, 2019

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NEW MEDIA INVESTMENT GROUP INC.

Date: September 30, 2019	By:	/s/ Michael E. Reed
Michael E. Reed
Chairman, Chief Executive Officer and President